Exhibit 10.41


                                                         Contract No. MA-13452

                               AMENDMENT NO. 2 TO
                              TITLE XI RESERVE FUND
                             AND FINANCIAL AGREEMENT

         THIS AMENDMENT NO 2 TO TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT, DATED November 5, 1998, as amended by Amendment No. 1 thereto dated as of January 21, 2000 (the "Financial Agreement"), dated July 30, 2001 between Chiles Coronado Inc., a Delaware corporation (the "Company"), and THE UNITED STATES OF AMERICA (the "United States"), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the "Secretary").

                                    RECITALS:

         WHEREAS the Company is a party to the Financial Agreement by its Intervention dated July 13,2001 into the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to Title XI Finance Agreements dated January 20, 2001;

         WHEREAS the Company and the Secretary desire to amended the Financial Agreement;

         NOW THEREFORE the Company and the Secretary agree as follows:

         SECTION 1. Amendments. The Financial Agreement is amended as follows:

         (a) Section 2(b)(2)(B) is amended by changing the period at the end thereof to a semicolon and adding thereafter " provided however, if, at the end of any fiscal year of the Company, (x) the Company's Working Capital is equal to at least one dollar, (y) the Company's Long-Term Debt does not exceed two times the Company's Net Worth and (z) the Company's Net Worth is at least the amount specified in Attachment A hereto, the Company shall not be required to make any deposits into the Title XI Reserve Fund."

         (b) Section 8(a)(1)(B)(iii) is amended by changing "or" to "of."

         (c) Section 8(a)(3)(A) is amended by changing "(I)" to "(i)" on the fourth line thereof.

         (d) Section 8(b)(2) is amended by eliminating "two times."

         (e) Section 9(a) is amended to revert to its language in the Financial Agreement before it was amended by Paragraph 3 of Amendment No. 1 to Title XI Reserve Fund and Financial Agreement dated as of January 21, 2000.

         (f) Attachment A hereto is substituted for Attachment A to the Financial Agreement.

         (g) Section 11 is amended by changing the name and address of the Company to the following:


         The Company as:    Chiles Coronado Inc.
                            11200 Richmond
                            Suite 490
                            Houston, Texas 77082-2618

         .


         SECTION 2. Counterparts. This Amendment No 2 to Financial Agreement may be executed in any number of counterparts. All such counterparts shall be deemed to be originals, and shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Amendment No. 2 to Title XI Reserve Fund and Financial Agreement has been executed by the parties hereto as of the day and year first above written.

                                                   CHILES CORONADO INC.

                                           BY: /s/ Dick Fagerstal
                                               -------------------------------



                                           UNITED STATES OF AMERICA
                                           SECRETARY OF TRANSPORTATION

Attest:                                    MARITIME ADMINISTRATOR

                                           BY: /s/ Joel C. Richard
                                               ------------------------------

/s/ Patricia E. Byrne
------------------------------
Assistant Secretary
Maritime Administration

                                  ATTACHMENT A
                  TITLE XI RESERVE FUND AND FINANCIAL AGREEMENT
                            (Contract No. MA - 13452)


1. This Financial Agreement shall apply to the following Vessel: One LeTourneau design Super 116C Jack-up Drilling Unit named Chiles Coronado (formerly Tonala).

2. The Company's aggregate original equity investment for use in Section 2 is $50,914,737.

3.  The Company's Net Worth for use in Section 8(b) is $50,512,501.